UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 17, 2012

Date of Report (Date of earliest event reported)

New Frontier Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-23697	84-1084061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6000 Spine Road, Suite 100, Boulder, CO 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 17, 2012, the registrant received a letter from the Nasdaq Stock Market LLC stating that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) for failure to file timely with the Securities and Exchange Commission  its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012.  The quarterly report was required to be filed by the registrant on August 14, 2012 to be timely filed with the Commission.  Pursuant to the letter, the registrant was required to submit to Nasdaq a plan to regain compliance with the its listing standards within 60 days of the registrant’s receipt of the letter.

On August 23, 2012, the registrant filed the Form 10-Q with the Commission and issued a press release to that effect, a copy of which is attached hereto as an exhibit and incorporated by reference herein.  As a result, the registrant believes that it has regained compliance with the Nasdaq’s continued listing standards and that it will not be required to submit any further plan of compliance to the Nasdaq. To the registrant’s knowledge, therefore, no further action is believed to be required with respect to this matter in order for the registrant to remain uninterrupted the listing of its common stock on the Nasdaq Stock Market.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release issued by the registrant on August 23, 2012.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “believe,” “demonstrate,” “expect,” “estimate,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements.  In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements contained in this Current Report on Form 8-K may relate to, but are not limited to, statements regarding the registrant’s expected compliance with Nasdaq Listing Rules and the registrant’s continued listing on the Nasdaq Stock Market.  Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the risks detailed in the registrant’s filings with the Commission, including its most recent periodic and current reports.  The registrant is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this Current Report on Form 8-K if any forward-looking statement later turns out to be inaccurate, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012	NEW FRONTIER MEDIA, INC.

	By:	/s/ Marc Callipari
	Name:	Marc Callipari
	Title:	Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release issued by the registrant on August 23, 2012.